EXHIBIT 23

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference of our report dated December 20, 2006, relating to the consolidated financial statements, management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting of Franklin Resources, Inc., which appears in the Annual Report on Form 10-K to which this Exhibit is attached, in the following Registration Statements, as amended:

Form S-8 filed April 29, 1994 for the United Kingdom Stock Option Plan #1

Form S-3 filed April 14, 1994 for issuance of debt securities,

Amendment No. 1 to Form S-3 filed May 18, 1994

Form S-3 filed September 30, 1994 for the registration of shares of common stock,

Amendment No. 1 to Form S-3 filed October 28, 1994

Form S-8 filed September 13, 1995 for the Universal Stock Plan

Form S-3 filed September 16, 1996 for the issuance of medium term notes,

Amendment No. 1 to Form S-3 filed October 4, 1996

Form S-8 filed March 18, 1998 for the 1998 Employee Stock Investment Plan

Form S-8 filed December 31, 1998 for the 1998 Universal Stock Incentive Plan

Form S-8 filed July 21, 1999 for the 1998 Universal Stock Incentive Plan

Form S-8 filed October 22, 1999 for the 1998 Universal Stock Incentive Plan

Form S-4 filed December 26, 2000, for the issuance of common stock in connection with acquisition of Fiduciary Trust Company International.

Amendment No. 1 to Form S-4 filed January 26, 2001

Form S-3 filed December 8, 2000 for the issuance of common stock,

Amendment No. 1 to Form S-3 filed January 30, 2001

Amendment No. 2 to Form S-3 filed February 12, 2001

Amendment No. 3 to Form S-3 filed February 15, 2001

Form S-8 filed March 27, 2001 for the Amended and Restated 1998 Universal Stock Incentive Plan

Post Effective Amendment No. 1 to Form S-8 filed March 27, 2001 for the 1998 Universal Stock Incentive Plan

Form S-3 filed August 6, 2001 for the issuance of Liquid Yield Option Notes (Zero Coupon-Senior) due 2031,

Amendment No. 1 to Form S-3 filed November 1, 2001

Form S-8 filed October 29, 2002 for the 1998 Employee Stock Investment Plan

Post Effective Amendment No. 1 to Form S-8 filed March 17, 2003 for the Amended and Restated 1998 Universal Stock Incentive Plan

Form S-8 filed March 17, 2003 for the 2002 Universal Stock Incentive Plan

Form S-3MEF filed April 3, 2003 for the additional issuance of medium term notes on prior S-3 filed September 16, 1996

Form S-8 filed September 29, 2005 for the Franklin Templeton Profit Sharing 401(k) Plan

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

San Francisco, California

December 20, 2006